EXHIBIT 10

NAVISTAR INTERNATIONAL CORPORATION

AND CONSOLIDATED SUBSIDIARIES

MATERIAL CONTRACTS

The following documents of Navistar International Corporation, its principal subsidiary Navistar, Inc. and its indirect subsidiary Navistar Financial Corporation are incorporated herein by reference.

10.105	Series 2010-1 Indenture Supplement, dated February 12, 2010, to the Indenture, dated June 10, 2004, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and the Bank of New York Mellon, as Indenture Trustee. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated and filed on February 16, 2010. Commission File No. 001-04146.

10.107	Series 2010-VFN Indenture Supplement, dated April 16, 2010, to the Indenture, dated as of June 10, 2004, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York Mellon, a New York banking corporation, as Indenture Trustee. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated and filed on April 21, 2010. Commission File No. 001-04146.

10.108	Note Purchase Agreement, dated as of April 16, 2010, among Navistar Financial Services Corporation, Navistar Financial Corporation, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC, as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser. Filed as Exhibit 10.2 to Navistar Financial Corporation’s Form 8-K dated and filed on April 21, 2010. Commission File No. 001-04146.

The following document of Navistar International Corporation is filed herewith:

*10.109	Navistar International Corporation 2004 Performance Incentive Plan, Amended and Restated as of April 19, 2010 (marked to indicate all changes from the December 15, 2009 version).

*	Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.

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